Exhibit 99.1

e 2011 Annual Stockholder's MeetingMay 5, 2011

Forward-Looking Information This presentation includes financial forecasts, projections and other forward-looking statements regarding Swisher Hygiene Inc., its business and prospects. This forward-looking information is based on management assumptions and expectations which, while considered reasonable by Swisher Hygiene and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. A description of these factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission ("SEC") on March 31, 2011 and in our other filings with the SEC, which are available at www.sec.gov. Swisher Hygiene undertakes no obligation to publicly revise the forward-looking statements presented, except as required by law.

Delivering Solutions Reaching Customers, Exceeding Expectations

FocusSolve our customer's hygiene and sanitation needsObjectiveBe a single source provider of essential hygiene and sanitation services and products to our customers through multiple distribution channelsStrategyRapid expansion of market share through acquisitions and organic growthExpectationsSignificant growth in earnings and to build a lasting franchise that maximizes shareholder value Who We Are Provider of Essential Hygiene and Sanitation Solutions

Attractive Business ModelEstablished Brand IdentityWidely Followed, Well Understood IndustriesA Business That is ScalableAvailability of and Access to CapitalSignificant Opportunities for AcquisitionsExperienced Management Team Our Strengths The Keys to our Success

Our Strengths

Distinct Business Advantages Drive Success

Attractive Business Model

- Full range of products and services
- Recurring revenue
- Significant points of competitive differentiation
- Nationwide service capability
- Low cost provider
- Opportunity for attractive margins

Established Brand Identity

- Widely recognized as "hygiene experts"
- Operating for more than 25 years
- Providing regular, ongoing service to more than 50,000 commercial and 150,000 residential customers


GLASS & HARD SURFACE CLEANER
SWISHER Select
Professional Strength • Ready-to-Use
Multi-surface Cleaner
Wipe Dry for a Streak-free Shine
CAUTION
KEEP OUT OF REACH OF CHILDREN

Our Strengths

Distinct Industry Characteristics Drive Success



Widely Followed, Well Understood Industries

- Large and attractive addressable market
- Established patterns of consistent growth in revenue, earnings and cash flow
- Industry participants enjoy significant valuation premiums

A Business That is Scalable

- Nationwide footprint allows for growth through corporate accounts and third-party distribution
- Significant cost to build a national service platform is substantially complete
- Positioned to take advantage of significant excess route capacity
- Corporate overhead is scalable

Availability of and Access to Capital*Raised $195 million of equity in private placements Well known and respected Canadian and U.S. institutionsSignificant liquidityOver $165 million of cash on hand $100 million credit facility in placeWeighted average borrowing rate of 4.6%Shareholder equity in excess of $325 millionTotal debt to capital of less than 12%Common stock is an attractive source of currency for acquisition*As of April 30, 2011 Our Strengths Resources and Flexibility to Grow Effectively

Significant Opportunities for Acquisition In the U.S. we believe that there are over:3,400 chemical service providers2,000 linen and facility service providers38,000 waste collection companiesMany of these businesses are acquisition opportunities in new markets or tuck-ins for existing marketsWe believe these businesses can be acquired at reasonable valuationsGrowth through acquisitions allows us to attract entrepreneurs who can contribute to the rapid growth of a relationship-driven business Our Strengths Market share growth through acquisitions

Swisher TodayWhere We Stand Today

2004 System Growth Consolidation and Expansion since 2004 Franchise 2004 2011 New Acquisition Company Owned ProClean Mount Hood

Facility Service Program

Focused on Rental and Service

SWISHER

Weekly expert service | Customized fulfillment | High-quality products | Low, consistent pricing



Hygiene Service

- Highly trained technicians
- Proprietary techniques
- Weekly service
- Personal attention



Germicide Mist & Odor Control

- Powerful odor control systems
- Full-facility misting of all surfaces
- Use of proven disinfectant
- Kill wide range of contamination



Power Washing

- High power sanitizing
- Floor-to-ceiling treatment
- Address key touch points
- Restore facilities to outstanding condition



Paper Products

- Premium and economy products
- Hand towels
- Toilet tissue
- Wipers
- Attractive, rugged dispensers



Mat, Mop and Towel Service

- Carpet, scraper and logo mats
- Mops and frames
- Bar towels, aprons and related products
- Guaranteed service and outstanding pricing

Chemical Program

Full Product Range with Frequent Service

Average savings of 20% | Ongoing expert service | Flexible scheduling | Multiple delivery options | Extensive training



Cleaning Chemicals

- Full selection
- Value-priced
- Highly efficient
- Available as ready-to-use and as concentrates



Warewashing

- Detergents, sanitizers and related chemicals
- Formulations for automatic and manual systems
- Machines available for purchase, rent or lease
- Water filtration systems



Laundry

- Detergents, softeners and related products
- Formulations for commercial and residential-style machines


Purell

Hand Care

- Purell® and custom branded formulations
- Products available for foodservice environments and general surface use
- Personal protection products available



Specialty

- Broad range of products
- Formulations for specific use in industrial, automotive, healthcare, institutional and other settings

SWISHER

Environmental Programs

Full Range of Sanitation Solutions

Eco-Friendly Leader | 24/7 Collection and Disposal | Multiple Facilities | Total Market Coverage | Commercial & Residential



Waste Collection

- Commercial and residential collection
- Full range of containers
- Flexible service to meet specific demand


WE RECYCLE

Recycling

- Material Recovery Facilities
- Providing reclaimed material to manufacturers
- Processing paper, cardboard, aluminum, steel, plastic, glass



Portable Sanitation

- Full-service solution
- Includes placement, disposal and management
- Ideal for work sites, events, etc.
- Small and large temp septic tanks available



Compactors

- 35 and 40 yard compactors available
- Reduce high volume of waste significantly
- Ideal for multi-unit residences, hospitals, malls, markets, etc.



Rolloff

- Temp and permanent open top dumpsters
- 20, 30 and 40 yard units available
- Ideal for construction projects, demolition, remodels, events, short-term needs

Our Differentiation Comprehensive Range of Products Product/Service Uniform Co. Chemical Co. Waste Co. Swisher Restroom Hygiene Service Germicidal Misting Power Washing Paper Program Hand Care Program Dust Control Programs Mat, Bar Towels & Aprons Cleaning Chemicals Warewashing Program Laundry Program Green Soap, Paper & Chemicals Specialty Chemicals Waste Collection

Full Coverage

Door-to-Dumpster Opportunity

RESTROOM

1. Cleaning Chemicals
2. Weekly Sanitizing Service
3. Pressure Washing
4. Germicidal Misting
5. Restroom Soap
6. Restroom Paper
7. Odor Control

KITCHEN

8. Dish Machines
9. Kitchen Chemicals
10. Drainline Treatment
11. Disposable Gloves
12. Floor Mats

FRONT OF HOUSE

13. Hand Sanitizer
14. Floor Treatment
15. Foodservice Wipers

LAUNDRY

16. Laundry Products

WASTE

17. Waste Management

Sample Hospitality Customer Floorplan



Bar/Dining
conf
Restrooms
Lobby/
Reception
Admin
Laundry
Kitchen
Entrance

Commercial Cleaning Chemical Market - $17.9 Billion Our Market Opportunity Over $92 Billion of Addressable Opportunity Current Addressable U.S. & Canadian Market - $92.8 Billion (CHART) * Primarily through 3rd party distributors Source: Kline Consulting, Textile Rental Services Association and various other industry publications and public competitor filings.

Core Growth Opportunities

Strategies for Consistent Growth

SWISHER

CURRENT CUSTOMERS
- Opportunity to significantly increase revenue per customer
- Drives revenue per route

FIELD SALES
- Direct and with distribution partners
- Targeted to leverage excess local route capacity

CORPORATE ACCOUNTS
- Significant industry experience
- Significant pipeline of prospects and on-going tests

ACQUISITIONS
- Significant number of acquisition opportunities
- Related, add-on services
- Synergies in purchasing, routing and office expenses

International Opportunity Largely Untapped Significant opportunity also exists for growth in worldwide markets United States Canada Mexico United Kingdom Ireland Portugal Netherlands China Singapore Korea Hong Kong Macau Taiwan Philippines New Zealand

Recent Transactions

ProClean Inc.

- **Headquarters in Phoenix**
- **Established in 1976**
- **Strong and well-respected management team led by:**
  - Founder and President Richard Chiate
  - Executive Vice President Mark LeBrun
  - Over a century of experience in the hygiene and chemical industry
- **Serves over 5,000 commercial customers**
- **Operates in Arizona, Southern California, Nevada, New Mexico and West Texas**
- **Complete range of specialty chemicals and service programs**
- **Manufactures over 100 items for the hospitality and foodservice industries**

Recent Transactions

Mount Hood Inc.

- **Headquarters in Mount Hood, Oregon**
- **Established in 1903**
- **Strong and well-respected management team led by:**
  - Owner and President Tom Mulfler
  - Executive Vice President Mike Mulfler
  - Over 50 years of experience in the hygiene and chemical industry
- **Serves more than 4,000 commercial customers**
- **Operates in Oregon, Washington, Northern California, Idaho, Utah and Colorado**
- **Complete range of specialty chemicals and service programs**
- **85,000 square foot manufacturing plant**

Recent Transactions ProClean and Mount Hood Both companies are highly respected and are the largest independent chemical provider in the U.S.Approximately $44 million in combined revenueMore than 9,000 customers Strong and well-respected management team with more than 150 years experienceMore than 200 experienced and knowledgeable employeesProvides significant expansion of chemical coverage across the Western U.S. and Canada Arizona - Idaho - Oregon British Columbia - Montana - Texas California - Nevada - Utah Colorado - New Mexico - Washington

Recent Transactions ProClean and Mount Hood Enhance corporate account references Solidify and further expand our service capabilitiesManufacturing facilities in Arizona and PortlandProvide a significant entry into the manufacturing of chemical products for our customers Will lower our cost of products throughout the Western U.S. Combination will provide significant synergies to Swisher's existing business

Annual Run Rate Revenue Currently Exceeds $235 MillionRun rate revenue is defined as March revenue annualized plus the expected annual revenue from acquisitions made in May Reported Revenue for 2011 is expected to exceed $200 million or a 280% increase over 2010 Run rate revenue will continue to grow as new business is added and acquisitions continueOur Targeted Potential Range of Performance Metrics for 2nd half of 2011 and 2012 are:Gross Margins 63% to 66%Route Margins 43% to 46%EBITDA Margins 10% to 18% Looking Forward Providing Preliminary Guidance Going Forward

(CHART) Revenue Run Rate Increasing Steadily Since December 31, 2011 $ in millions 2010 Actual Revenue December 2010Run Rate 2011 EstimatedRealized Revenue April 2011 Run Rate(Includes acquisitionsthrough May 5, 2011) 2011 PotentialRun Rate

Summary

Strong Foundation for Success

- **Attractive business model**
  - Sustainable competitive difference
  - Not dependent on a single product line
- **Competitive differentiation**
  - Ability to drive organic growth by accessing a growing customer base
  - Broad offering of essential hygiene and sanitation products and services
- **Large, growing market which allows for:**
  - Significant revenue and earnings growth
  - Considerable number of acquisition opportunities
- **Leverage of existing infrastructure will begin to increase margins**
  - Target route margins in excess of 45%
  - Target EBITDA margins at or above 18%
- **Experienced management team**
  - Significant depth of industry knowledge and experience
  - Considerable experience consolidating fragmented industries

Recognizable Strength Powerful, Appealing Brand on Roads Every Day

28 Questions and Comments

e 2011 Annual Stockholder's MeetingMay 5, 2011